SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 16, 2002



                           EMERGING DELTA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                        33-61892-FW              72-1235451
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
  of Incorporation)                   File Number)           Identification No.)


        220 Camp Street
     New Orleans, Louisiana                                           70130
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (504) 524-1801



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Item 5.  Other Matters

         On September 16, 2002, Delta Gamma Acquisition LLC, a company controlled by Allen Campbell ("DGA"), commenced a tender offer to purchase shares (the "Shares") of Emerging Delta Corporation ("Delta") and Emerging Gamma Corporation ("Gamma").

         Shareholders of Delta and Gamma are being offered three choices under the terms of the tender offer:

         1.       To stand pat and not tender any Shares.

         2. To tender 40% of your Shares of both Delta and Gamma at $12.50 per Share.

         3. To tender 80% of your Shares of both Delta and Gamma at $12.50 per Share.

         Attached as exhibits to this report are the following items which described in more detail the terms and conditions of the tender offer and the views of management with respect to the tender offer.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           Exhibit Number                 Description
           -------------                  -------------
                99.1                  Letter to Shareholders
                99.2                  Tender Offer
                99.3                  Letter of Acceptance

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                    EMERGING DELTA CORPORATION



Date: September 16, 2002            By:  /s/ Burt H. Keenan
                                         ------------------
                                         Burt H. Keenan
                                         Chairman of the Board and
                                         Chief Executive Officer